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                                 EXHIBIT 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 1998 appearing in Storm Technology, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



Price Waterhouse LLP
San Jose, California
May 19, 1998